EXHIBIT 10.2

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2005, is among DIGITAL GENERATION SYSTEMS, INC., a Delaware corporation (the “Borrower”), each of the banks or other lending institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (each a “Lender” and collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), a national banking association (“Chase”), as administrative agent for the Lenders and the Issuing Bank (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the “Issuing Bank”).

RECITALS:

A. The Borrower, the Lenders, the Issuing Bank and the Administrative Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of April 15, 2005 (the “Agreement”).

B. The parties hereto now desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II

AMENDMENTS

2.1 TANGIBLE NET WORTH. Effective as of the date hereof, the definition of “Consolidated Tangible Net Worth” set forth in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

“Consolidated Tangible Net Worth” shall mean, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders’ or owners’ equity on a consolidated balance sheet of the Loan Parties; provided, however, there shall be excluded therefrom: (a) any amount at which Equity Interests of any Person appear as an asset on the balance sheet of such Person, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or Equity Interests over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) loans and advances to any stockholder, director, officer, partner, or employee of the Borrower, any of its Subsidiaries, or any Affiliate of the Borrower or any of its Subsidiaries, and (e) all other assets which are properly classified as intangible assets (except deferred expenses).

ARTICLE III

CONDITIONS PRECEDENT

3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

(b) No Default. After giving effect to this Amendment, no Default shall have occurred and be continuing.

ARTICLE IV

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

4.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (1) the execution, delivery, and performance by the Borrower and the Guarantors of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of each such Person and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of incorporation, bylaws, partnership agreement or other organizational documents of any such Person, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which any such Person is a party or by which any of them or any of their property is bound or subject, (2) after giving effect to this Amendment, the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, and (3) after giving effect to this Amendment, no Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

5.3 EXPENSES. Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of the Administrative Agent’s legal counsel, and all out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders, or any of them, in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of the Administrative Agent’s legal counsel and of the respective Lenders’ legal counsel.

5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.5 APPLICABLE LAW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE OTHER LOAN DOCUMENTS, THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, DALLAS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Borrower, the Lenders, the Issuing Bank, the Administrative Agent and their respective successors and assigns, except the Borrower shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.

5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment shall not be effective unless and until the Administrative Agent, the requisite Lenders, the Borrower and the Guarantors have each executed and delivered a counterpart hereof.

5.8 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.9 RELEASE OF CLAIMS. The Borrower and the Guarantors each hereby acknowledge and agree that none of them has any and there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against the Administrative Agent, the Issuing Bank, any of the Lenders or the terms and provisions of or the obligations of the Borrower, any Guarantor or any Subsidiary created or evidenced by the Agreement or any of the other Loan Documents, and that neither the Borrower nor any of the Guarantors has any right to seek affirmative relief or damages of any kind or nature from the Administrative Agent, the Issuing Bank, or any of the Lenders. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Borrower and the Guarantors each hereby waives, and hereby knowingly and voluntarily releases and forever discharges the Administrative Agent, the Issuing Bank, each of the Lenders and their respective predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO REGARDING THIS AMENDMENT AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL

AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DIGITAL GENERATION SYSTEMS, INC.

By:	/s/ Omar A. Choucair
Omar A. Choucair Chief Financial Officer and Secretary

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as a Lender, as Issuing Bank and as Administrative Agent

By:	/s/ David E. Nolet
David E. Nolet Vice President

COMERICA BANK

By:	/s/ David Whiting
Name:	David Whiting
Title:	Vice President

METROBANK, N.A.

By:	[SIGNATURE NOT REQUIRED]

Each of the undersigned Guarantors hereby (a) consents and agrees to this Amendment, and (b) agrees that its Guaranty shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

GUARANTORS:

DIGITAL GENERATION SYSTEMS OF NEW YORK, INC., a New York corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President

STARGUIDE DIGITAL NETWORKS, INC., a Nevada corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President

STARCOM MEDIATECH, INC., a Delaware corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President

CORPORATE COMPUTER SYSTEMS CONSULTANTS, INC., a Delaware corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President

CORPORATE COMPUTER SYSTEMS, INC., (d/b/a Musicam USA), a Delaware corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President

MUSICAM EXPRESS, L.L.C., a Delaware limited liability company

By:	/s/ Omar A. Choucair
Omar A. Choucair President

DG SYSTEMS ACQUISITION CORPORATION, a Delaware corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President

DG SYSTEMS ACQUISITION II CORPORATION, a Delaware corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President

DG SYSTEMS ACQUISITION III CORPORATION, a Delaware corporation

By:	/s/ Omar A. Choucair
Omar A. Choucair President